Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 16, 2013 by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

A. The Company has authorized a series of convertible notes of the Company, in the form attached hereto as Exhibit A (the “Convertible Notes”), which Convertible Notes shall be convertible into the Company’s shares of the common stock, par value $0.01 per share (the “Common Stock”), in accordance with the terms of the Convertible Notes (as converted, the “Conversion Shares”).

B. The Company has authorized a series of non-convertible senior notes of the Company, in the form attached hereto as Exhibit B (the “Non-Convertible Notes” and, together with the Convertible Notes, the “Notes”).

C. Each Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the Notes set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers shall be no greater than $12,000,000); and (ii) warrants, in substantially the form attached hereto as Exhibit C (the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth below such Purchaser’s name on the signature page of this Agreement (as exercised, collectively, the “Warrant Shares” and together with the Conversion Shares, the “Underlying Shares”). The Notes, Conversion Shares, Warrants and Warrant Shares collectively are referred to herein as the “Securities.”

D. The Company has engaged Maxim Group, LLC (“Maxim”), to act as placement agent for the sale of the Securities (the “Offering”) on a “best efforts” basis.

E. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.

F. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Underlying Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, overtly threatened against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee, before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the Commonwealth of Virginia are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Notes and Warrants pursuant to this Agreement.

“Closing Bid Price” has the meaning set forth in Section 4.1(f).

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Counsel” means Kaufman & Canoles, P.C., or such other legal counsel as may be engaged by the Company.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of the Company’s Chairman and Chief Executive Officer, Chief Financial Officer, or Secretary.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Notes” has the meaning set forth in the Recitals.

“Conversion Shares” has the meaning set forth in the Recitals.

“Current Value” means (i) in the case for which a public market exists for the Common Stock, a price per share equal to (A) the average of the means between the closing bid and asked prices of the shares in the over-the-counter market for the prior 10 consecutive trading days, (B) if the Common Stock is quoted on the Nasdaq Capital Market, the average of the means of the daily closing bid and asked prices of the shares for the prior 10 consecutive trading days, or (C) if the Common Stock is listed on any other national securities exchange, the average of the daily closing prices of the shares for the prior 10 consecutive trading days, and (ii) in the case no public market exits at the time, the value determined by the Company’s Board of Directors in good faith.

“Deadline Date” has the meaning set forth in Section 4.1(f).

“Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Disclosure Schedules” has the meaning set forth in Section 3.1.

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

“Effectiveness Deadline” means the date on which the initial Registration Statement is required to be declared effective by the Commission under the terms of the Registration Rights Agreement.

“Environmental Law” has the meaning set forth in Section 3.1(ee).

“Evaluation Date” has the meaning set forth in Section 3.1(u).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Final Closing Date” means the date of the last closing of the purchase and sale of the Notes and the Warrants in the Offering. In the event an additional closing of the purchase and sale of the Notes and the Warrants in the Offering does not occur following the Closing Date, the Closing Date shall also be the Final Closing Date.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Hazardous Materials” has the meaning set forth in Section 3.1(ee).

“Indemnified Person” has the meaning set forth in Section 4.7(b).

“Intellectual Property Rights” has the meaning set forth in Section 3.1(q).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restriction of any kind.

“Material Adverse Effect” means a material adverse effect on the operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market or other conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne to a materially disproportionate degree by the Company compared to other companies operating in the same industry as the Company; (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement or the Offering; or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

“Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Maxim” has the meaning set forth in the Recitals.

“New York Courts” means the state and federal courts sitting in the State of New York.

“Non-Convertible Notes” has the meaning set forth in the Recitals.

“Notes” has the meaning set forth in the Recitals.

“Offering” has the meaning set forth in the Recitals.

“Offering Termination Date” means the termination date of the Offering, which date shall be no later than January 31, 2014.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Pink Sheets” has the meaning set forth in Section 4.1(f).

“Press Release” has the meaning set forth in Section 4.4.

“Principal Market” has the meaning set forth in Section 4.1(f).

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and/or quoted for trading, which, as of the date of this Agreement and each Closing Date, shall be the NASDAQ Capital Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or overtly threatened.

“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Party” has the meaning set forth in Section 4.7(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).

“Regulation D” has the meaning set forth in the Recitals.

“REIT” has the meaning set forth in Section 3.1(dd).

“Required Approvals” has the meaning set forth in Section 3.1(e).

“Required Delivery Date” has the meaning set forth in Section 4.1(d).

“Required Purchasers” means the holders of at least 66.66% of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes and Warrants.

“Resolutions” has the meaning set forth in Section 4.12.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” has the meaning set forth in Section 3.1(h).

“Securities” has the meaning set forth in the Recitals.

“Securities Act” has the meaning set forth in the Recitals.

“Seller” has the meaning set forth in Section 3.1(k).

“Shareholder Approval” has the meaning set forth in Section 4.12.

“Shareholder Approval Date” has the meaning set forth in Section 4.12.

“Shareholder Matter” has the meaning set forth in Section 4.12.

“Shareholder Meeting” has the meaning set forth in Section 4.12.

“Short Sales” include, without limitation (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Notes and Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.

“Subsequent Offering” has the meaning set forth in Section 4.11.

“Subsidiary” or “Subsidiaries” means any subsidiary of the Company as set forth on Schedule 3.1(a), and shall, where applicable, include any subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted on its Principal Trading Market, or (ii) if the Common Stock is not listed or quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported in the OTC Pink (also known as “Pink Sheets”) by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clause (i) or (ii) above, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Stock Market (any market tier) or the OTC Bulletin Board, on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement and any other documents or agreements explicitly contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, or any successor transfer agent for the Company.

“Underlying Shares” has the meaning set forth in the Recitals.

“Warrants” has the meaning set forth in the Recitals.

“Warrant Shares” has the meaning set forth in the Recitals.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, (i) the principal amount of Convertible Notes as is set forth above such Purchaser’s name on the signature page of this Agreement, (ii) the principal amount of Non-Convertible Notes as is set forth above such Purchaser’s name on the signature page of this Agreement, and (iii) the Warrants to acquire up to that number of Warrant Shares as is set forth above such Purchaser’s name on the signature page of this Agreement.

(b) Closing. The Closing of the purchase and sale of the Securities pursuant to this Agreement shall take place at the offices of Kaufman & Canoles, P.C., on the Closing Date or at such other location or remotely by facsimile transmission or other electronic means as determined by the Company.

(c) Form of Payment. Unless otherwise agreed by the Company, on or before the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a trust account in accordance with the written wire transfer instructions provided by Maxim. The Company shall deliver to each Purchaser the Convertible Notes and Non-Convertible Notes (allocated in the principal amounts as such Purchaser shall request) which such Purchaser is then purchasing hereunder along with the Warrants (allocated in the amounts as such Purchaser shall request) which such Purchaser is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Purchaser or its designee.

(d) The Purchasers and the Company agree that the Non-Convertible Notes and the Warrants constitute an “investment unit” for purposes of Section 1273(c)(2) of the Code. On or prior to the Closing Date, the Purchasers may notify the Company of their determination of the allocation of the issue price of such investment unit between the Non-Convertible Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h), and neither the Purchasers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

(e) Unless the Company obtains prior shareholder approval for such excess issuance, in no event shall the number of Underlying Shares exceed 19.9% of the number of the Company’s issued and outstanding shares of Common Stock on the date of this Agreement. As such, the maximum number of Underlying Shares shall be 1,417,079 which number shall be increased upon receipt of Shareholder Approval, if any.

2.2 Closing Deliveries.

(a) At or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each of the Purchasers, the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) the Convertible Notes and Non-Convertible Notes (allocated in such principal amounts as such Purchaser shall request), being purchased by such Purchaser at the Closing pursuant to this Agreement;

(iii) the Warrants (allocated in such amounts as such Purchaser shall request) being purchased by such Purchaser at the Closing pursuant to this Agreement;

(iv) a legal opinion from Company Counsel, in form reasonably satisfactory to the Purchasers, dated as of the Closing Date, executed by such counsel and addressed to the Purchasers and Maxim;

(v) the Registration Rights Agreement, duly executed by the Company;

(vi) a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, certifying to the capitalization of the Company and the matters in Section 5.1 hereof; and

(vii) a certificate of the Secretary of the Company, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, and (b) certifying the current versions of the charter and bylaws of the Company.

(b) At or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount;

(iii) the Registration Rights Agreement, duly executed by such Purchaser; and

(iv) a fully completed and duly executed Accredited Investor Questionnaire and Stock Registration Questionnaire in the forms attached hereto as Exhibits E and F, respectively.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or other representation relating to the subject matter of such disclosure, the Company hereby represents and warrants as of the date hereof and as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each Purchaser:

(a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a) hereto. Except as disclosed in Schedule 3.1(a) hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary, if any, free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary, if any, are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective articles of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Company’s Knowledge, has been threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Securities in accordance with the terms hereof and the issuance of the Underlying Shares in accordance herewith) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provisions of the Company’s charter or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws, assuming the correctness of the representations and warranties made by the Purchasers herein), or by which any property or asset of the Company is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Principal Trading Market) or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Securities), other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings contemplated in Section 4.4 of this Agreement, (vi) Shareholder Approval required by Section 4.12 hereof; and (vii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The issuance of the Notes and the Warrants are duly authorized and are free from all Liens with respect to the issue thereof. Upon conversion or exercise in accordance with the Notes or the Warrants in accordance with their terms, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement and the timely filing of the Required Approvals referenced in Section 3.1(e)(iv), the Securities will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been effectively waived as of the Closing Date. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities and the issuance of the Underlying Shares.

(h) SEC Reports; Disclosure Materials. The Company has filed with the Commission all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports,” and the SEC Reports, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”). As of their respective filing dates, or to the extent corrected or updated by a subsequent amendment or restatement, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed (or incorporated by reference) as an exhibit to the SEC Reports.

(i) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected or updated by a subsequent amendment or restatement). Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(j) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject.

(k) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities or (ii) except as disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. There are no Actions pending or, to the Company’s Knowledge, threatened or contemplated to which the Company or any of its Subsidiaries or any of their respective directors or officers (or, to the Company’s Knowledge, any Person from whom the Company or any of its Subsidiaries acquired any real property or any portion thereof owned or leased by the Company or any of its Subsidiaries (each, a “Seller”), or any tenant or subtenant of any property or any portion thereof owned or leased by the Company or any of its Subsidiaries) is or would be a party or of which any of the respective properties or assets of the Company or any of its Subsidiaries, or any real property owned or leased by the Company or any of its Subsidiaries, is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any of its Subsidiaries, such seller or such tenant or subtenant, would not, individually or in the aggregate, have a Material Adverse Effect.

(l) Compliance. Except as disclosed in Schedule 3.1(l), neither the Company or any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company, its Subsidiaries or their respective properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority or self-regulatory organization (including the Principal Trading Market) applicable to the Company, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect.

(m) Regulatory Permits. Each of the Company and its Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals, possesses valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of, or in default under, or has received any notice regarding a possible violation, default or revocation of any such license, permit, authorization, consent or approval, or any federal, state or local law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries, except where such violation, default or revocation would not, individually or in the aggregate, have a Material Adverse Effect.

(n) Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real properties owned by them, in each case free and clear of all liens, claims, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages, and other defects, except (i) such as are disclosed in the Disclosure Schedules, (ii) indebtedness secured by real property reflected in the financial statements in the SEC Reports, (iii) such as are listed as an exception to any owner’s or leasehold title insurance policy with respect to such properties or otherwise set forth in any loan or financing documentation relating to such properties, in each case made available by the Company to the Purchasers, (iv) for the leasehold interests of the tenants, or (iv) such as except would not, individually or in the aggregate, have a Material Adverse Effect; any real property leased by the Company or any of its Subsidiaries is held under valid, existing, and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries; the Company or its Subsidiaries have obtained an owner’s title insurance policy, from a title insurance company licensed to issue such policy, on each property that is owned by the Company or such Subsidiary that insures the Company or such Subsidiary’s fee interest in such property, or a lender’s title insurance policy insuring the lien of its mortgage securing such property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or such Subsidiary and secured by such property. Each of the leases pertaining to real property held under lease by the Company or a Subsidiary has been duly authorized by the Company or such Subsidiary, as applicable, and is a valid, subsisting, and enforceable agreement of the Company or such Subsidiary, as applicable, and to the Company’s Knowledge, each other party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditor’s rights generally or general equitable principles. The Company and its Subsidiaries have good and marketable title to all tangible personal property owned by them that is material to the business of the Company and its Subsidiaries, taken as whole, in each case free and clear of all Liens except as disclosed in the Disclosure Schedules or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.

(o) Real Property Compliance. Each of the real properties owned or leased by the Company or its Subsidiaries complies with all applicable zoning laws, ordinances, regulations, and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not impair the value of any of the properties and will not result in a forfeiture or reversion of title, except where such failure to comply would not, individually or in the aggregate, have a Material Adverse Effect; there is no pending or, to the Company’s Knowledge, threatened condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the properties, except such zoning changes, proceedings, or actions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; to the Company’s Knowledge, no tenant of any portion of any of the properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, or such defaults that would not reasonably be expected to have a Material Adverse Effect.

(p) Mortgages and Deeds of Trust. The mortgages and deeds of trust encumbering the real property owned by the Company and its Subsidiaries are not convertible into debt or equity securities of the Company, nor does the Company hold a participating interest therein, and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not owned directly or indirectly by the Company or its Subsidiaries.

(q) Patents and Trademarks. To the Company’s Knowledge, the Company and its Subsidiaries own, possess, license or have other rights to use, all patents, patent applications, trade and service marks, trade and service mark applications and registrations, trade names, trade secrets, inventions, copyrights, licenses, technology, know-how and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of such Person. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights that would have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

(r) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(s) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

(t) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences.

(u) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than Maxim with respect to the offer and sale of the Securities (which placement agent fees and expenses are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(w) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. Neither the issuance and sale of the Securities hereunder nor the issuance of the Underlying Shares in accordance herewith will contravene the rules and regulations of the Principal Trading Market.

(x) Investment Company. The Company is not, and immediately after receipt of payment for the Securities, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(y) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action, and does not presently intend to take any action, designed to terminate the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received written notice from the Principal Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Trading Market. The Company is in material compliance with all listing and maintenance requirements of the Principal Trading Market on the date hereof.

(z) Rights Agreements. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(aa) Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its executive officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized Maxim to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the manner contemplated by Section 4.4 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.

(bb) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any Company security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the Offering to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or quoted.

(cc) Tax Matters. The Company and each of its Subsidiaries (i) has prepared and filed (or has requested valid extensions for) all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and

(ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company, except in either case where the failure to prepare, file or pay would not have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company or any of its Subsidiaries by the taxing authority of any jurisdiction.

(dd) REIT Tax Status. The Company (i) has made a valid election under Section 856(c)(1) of the Code to be taxed as a “real estate investment trust” (a “REIT”) effective as of its taxable year ending December 31, 2012, (ii) has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under Sections 856 through 860 of the Code since January 1, 2012, to the date hereof and (iii) intends and expects to continue to be organized and to operate in conformity with the requirements for qualification and taxation as a REIT under the Code. The operations of the Company and its Subsidiaries have enabled and will continue to enable the Company to meet the requirements for qualification and taxation as a REIT under the Code.

(ee) Environmental Matters. The Company and its Subsidiaries and their respective properties and assets (and, to the Company’s Knowledge, each tenant or subtenant of any real property or portion thereof owned or leased by the Company or its Subsidiaries) are in material compliance with, and each of the Company and its Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect. Except as would not, individually or in the aggregate, have a Material Adverse Effect, none of the Company or any of its Subsidiaries, nor, to the Company’s Knowledge, any seller, tenant or subtenant of any real property or portion thereof owned or leased by the Company or any of its Subsidiaries or any previous owner thereof, (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s Knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below); and none of the Company or any of its Subsidiaries, nor, to the Company’s Knowledge, any seller, tenant or subtenant of any real property or portion thereof owned or leased by the Company or any of its Subsidiaries or any previous owner thereof, has received from any governmental authority notice of any violation, concerning such properties, of any municipal, state or federal law, rule or regulation or of any Environmental Law, except for such violations as have heretofore been cured and except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect (as used herein, “Environmental Law” means any federal, state or local law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(ff) Environmental Law Costs and Liabilities. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

(gg) No General Solicitation. Neither the Company nor, to the Company’s Knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising (within the meaning of Regulation D).

(hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed and would have a Material Adverse Effect.

(ii) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(jj) PFIC. Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(kk) Reservation of Underlying Shares. The Company has duly authorized and reserved, and will continue to reserve, free of any preemptive or similar rights of stockholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Notes are convertible or the Warrants are exercisable, as the case may be.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Authority. The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If the Purchaser is not an individual, the execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such Purchaser. Each Transaction Document to which the Purchaser is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation by such Purchaser of the transactions contemplated hereby and thereby, will not (i) if applicable, result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder or any of the other Transaction Documents to which such Purchaser is a party.

(c) Investment Intent. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, and the Purchaser is acquiring the Securities as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of the Notes, the Warrants, this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity. The Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(d) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Accredited Investor Questionnaire delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects as of the date of this Agreement and the Closing Date and will be accurate in all respects as of the effective date of the Registration Statement; provided, that the Purchaser shall be entitled to update such information prior to the Closing by providing written notice thereof to the Company.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D).

(f) Experience. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering and the merits and risks of investing in the Securities, (ii) access to information about the Company and its Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Certain Trading Activities. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company, Maxim or any other Person regarding the specific investment contemplated hereby. Other than to (i) other Persons party to this Agreement, (ii) Purchaser’s counsel, and (iii) those Persons previously disclosed by Purchaser to Maxim, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction, including the existence and terms of this transaction.

(i) Brokers and Finders. Other than Maxim with respect to the Company, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

(j) Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase the Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. The Purchaser understands that Maxim has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of Maxim or any of its agents, counsel or Affiliates in making its investment decision hereunder, and the Purchaser confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

(k) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(l) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(m) Regulation M. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Securities and other activities with respect to the Securities by the Purchasers.

(n) Residency. The Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement and the other Transaction Documents.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.

(b) Legends. Certificates or other instruments evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(d):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A

BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser’s transferee shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the applicable Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(d), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

(c) Transfer Agent Instructions. The Company represents and warrants that no instruction other than stop transfer instructions to give effect to Section 4.1(a) will be given by the Company to its Transfer Agent with respect to the Underlying Shares, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Purchaser effects a sale, assignment, or transfer of the Underlying Shares in accordance with Section 4.1(a), the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Purchaser to effect such sale, transfer, or assignment.

(d) Removal of Legends. Certificates, instruments or book-entry statements evidencing the Securities shall not be required to contain the legend set forth in Section 4.1(b) above or any other legend (i) while a registration statement (including a registration statement filed pursuant to the Registration Rights Agreement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Purchaser provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Purchaser provides the Company with an opinion of counsel to such Purchaser, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Purchaser as may be required above in this Section 4(d), as directed by such Purchaser, or, in the case of shares held in book-entry accounts, within five (5) Trading Days following the date on which a legend is no longer required, without any action required on the part of the Purchaser, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, credit the aggregate number of Securities to which such Purchaser shall be entitled to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Purchaser, a certificate or instrument representing such Securities that is free from all restrictive and other legends, registered in the name of such Purchaser or its designee (the date by which such credit is so required to be made to the balance account of such Purchaser’s or such Purchaser’s nominee with DTC or such certificate is required to be delivered to such Purchaser pursuant to the foregoing is referred to herein as the “Required Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e) Breach. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.1 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.1, that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(f) Additional Relief. If the Company shall fail for any reason or for no reason to issue to such holder unlegended certificates or to credit the Purchaser’s DTC account with unrestricted shares within five (5) Trading Days following the satisfaction of the conditions for the removal of legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to the holder, if on or after the Trading Day immediately following such five (5) Trading Day period, the holder purchases (in an open market transaction or otherwise) Securities to deliver in satisfaction of a sale by the holder of Securities that the holder anticipated receiving without legend from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the Securities so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Securities) shall terminate, or (ii) promptly honor its obligation to deliver to the holder a certificate or certificates representing such Securities and pay cash to the holder in an amount equal to the excess (if any) of the Buy-In

Price over the product of (A) the number of such Securities, times (B) the Closing Bid Price on the Deadline Date. “Closing Bid Price” means, for any security as of any date, the last closing price for such security on The NASDAQ Stock Market (any market tier) (the “Principal Market”), as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00:00 p.m., Eastern Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the OTC Pink (also known as “Pink Sheets”) by OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder. If the Company and the holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to the procedure that follows. The Company shall submit the disputed determinations or arithmetic calculations of the Closing Bid Price via facsimile within five (5) Business Days after the Deadline Date (if the Company did not otherwise deliver unlegended certificates pursuant to this Section 4) to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Closing Bid Price within five (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within five (5) Business Days submit via facsimile the disputed determination of the Closing Bid Price to an independent, reputable investment bank selected by the Company and approved by the Holder. The Company shall cause at its expense the investment bank to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s determination or calculation shall be binding upon all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(g) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act. While the Registration Statement remains effective, each Purchaser hereunder may sell the Securities only in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Underlying Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Purchaser will refrain from selling such Underlying Shares until such time as the Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Purchaser is able to, and does, sell such Underlying Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act or unless the Securities are sold pursuant to Rule 144. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4.1(g) and each Purchaser hereunder will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4.1(g).

4.2 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, for a period of one year from the Closing Date, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act during such period, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.3 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall issue a press release disclosing the material terms of the transactions contemplated hereby (the “Press Release”) no later than 9:00 A.M., Eastern time, on the Trading Day immediately following Offering Termination Date. In addition, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K this Agreement, and the Registration Rights Agreement) within the time prescribed by the Exchange Act. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement or (B) the filing of Transaction Documents (including signature pages thereto) with the Commission or (ii) to the extent such disclosure is otherwise required by law, request of the Staff of the Commission or Trading Market regulations. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

4.5 Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that, until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, (i) such Purchaser shall maintain the confidentiality of all disclosures made to it in connection with this transaction, including the existence and terms of this transaction and the information included in the Transaction Documents and Disclosure Schedules, and (ii) neither such Purchaser nor any Person acting on its behalf or pursuant to any understanding with it shall engage in any purchase or sale of securities of the Company (including Short Sales). Notwithstanding the preceding clause (ii), in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that has knowledge about the financing transaction contemplated by this Agreement.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company that the Company believes constitutes material non-public information without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.7 Indemnification of Purchasers.

(a) Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser, such Purchaser’s directors, officers, shareholders, members, partners, investment adviser, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any other Purchaser Party, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under any of the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any willful violations by the Purchaser of any applicable laws or any conduct by such Purchaser which constitutes fraud, willful misconduct or malfeasance).

(b) Promptly after receipt by any Purchaser Party (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 4.7, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses relating to such action, proceeding or investigation; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

4.8 Principal Trading Market Listing. If necessary, the Company shall prepare and file with the Principal Trading Market an additional shares listing application covering all of the Underlying Shares and shall use its commercially reasonable efforts to take all steps necessary to cause all of the Underlying Shares to be approved for listing or quotation on the Principal Trading Market as promptly as possible thereafter.

4.9 Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to any Purchaser, promptly upon such Purchaser’s written request. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Securities for sale at the Closing to the Purchasers, or to obtain an exemption from such qualification, under applicable state securities or “blue sky” laws, and the Company shall provide evidence of such actions promptly upon the written request of any Purchaser.

4.10 Additional Director. In the event that the Current Value of a share of the Company’s Common Stock on December     , 2014 is less than $4.50, the Company and Bulldog Investors, LLC, as representative of the Purchasers, agree to use their best efforts to identify and appoint a new, mutually-acceptable member of the Company’s Board of Directors. The Purchasers hereby consent to the appointment of Bulldog Investors, LLC as the representative of the Purchasers solely for the purpose of this Section 4.10.

4.11 Right of Participation. The Company hereby grants each Purchaser the right to purchase their pro rata percentage of an aggregate of $10 million of securities in the first firmly underwritten public offering of the Company’s equity or debt completed subsequent to the date of this Agreement (the “Subsequent Offering”). The securities offered to each Purchaser will be offered on the same terms as the Company may propose to sell the securities to a third party. Each Purchaser’s pro rata percentage shall be based upon the proportion that the investment made by the Purchaser in the transaction contemplated by this Agreement bears to the total size of the transaction. The Purchaser must exercise the right of participation within five business days of notice from the Company.

4.12 The Company shall provide each shareholder entitled to vote at a special or annual meeting of shareholders of the Company (the “Shareholder Meeting”), which shall be called and held not later than six months following the Closing (the “Shareholder Approval Date”), a proxy statement, containing a shareholder vote solicitation section, soliciting each such shareholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (the “Resolutions”) providing for the issuance of Underlying Shares in excess of 19.9% of the number of the Company’s issues and outstanding shares of Common Stock on the date of this Agreement (the “Shareholder Matter”) in accordance with applicable law and NASDAQ Marketplace Rule 4350(i) (such affirmative approval being referred to herein as the “Shareholder Approval”), and the Company shall use its reasonable best efforts to solicit the Shareholder Approval of the Resolutions and to cause the Board of Directors of the Company to recommend to the shareholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Shareholder Approval by the Shareholder Approval Date.

ARTICLE V

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire the Securities at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with any and all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) No Material Adverse Effect. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had a Material Adverse Effect.

(e) No Suspensions of Trading in Common Stock. The Common Stock (i) shall be designated for listing or quotation on the Principal Trading Market and (ii) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below any minimum listing maintenance requirements of the Principal Trading Market.

(f) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with    Section 2.2(a).

5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Securities at the Closing to each Purchaser is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Representations and Warranties. The representations and warranties made by the Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.

(b) Performance. The Purchaser shall have performed, satisfied and complied in all material respects with any and all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with      Section 2.2(b).

ARTICLE VI

MISCELLANEOUS

6.1 Fees and Expenses. The Company shall pay the fees and expenses of its and the Purchasers’ respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company’s maximum liability for the fees and expenses of the Purchasers referenced in the prior sentence shall be $25,000. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., Eastern time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., Eastern time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given, if such notice or communication is delivered via electronic mail or any other method not identified in the preceding clauses (a) - (c). The address for such notices and communications shall be as follows:

If to the Company:	Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Boulevard, Suite 200
Virginia Beach, VA 23452
Telephone No.: (757) 627-9088
Facsimile No.: (757) 627-9081
Attention: Steven M. Belote
E-mail: steven@whlr.us

With a copy to:	Kaufman & Canoles, P.C.
1021 East Cary Street, Suite 1400
Richmond, VA 23219
Telephone No.: (804) 771-5790
Facsimile No.: (804) 771-5777
Attention: Bradley A. Haneberg
E-mail: bahaneberg@kaufcan.com

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof

With a copy to:	Stephanie Darling
The Law Office of Stephanie Darling
818 Ridge Road
Rising Sun, MD 21911

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Required Purchasers at the time of the amendment (which amendment shall be binding on all Purchasers) or, in the case of a waiver, by the party against whom enforcement of any such waiver provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all Purchasers who then hold Securities.

6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any other Transaction Documents.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Required Purchasers at that time, except in the event of a merger or in connection with another entity acquiring all or substantially all of the Company’s assets. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers.”

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except each Purchaser Party is an intended third party beneficiary of Section 4.7.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities pursuant to the Closing.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligation within the period therein provided, then such Purchaser may, in its sole discretion, rescind or withdraw any such notice, demand or election in whole or in part, without prejudice to its future actions and rights, upon written notice to the Company prior to the Company’s performance of the related obligation.

6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. To the extent a certificate was properly delivered to, and received by, a Purchaser, , the cost of any such bond shall be borne by the Purchaser. To the extent the certificate was not properly delivered to, and received by, the Purchaser, the cost of any such bond shall be borne by the Company. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Additional Closings. Each Purchaser acknowledges that, in addition to the Closing, the Company may hold one or more other closings for the purchase and sale of Securities in the Offering, whether before and/or after the Closing Date; provided, that the Final Closing Date must be on or prior to the Offering Termination Date.

6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and none of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date first indicated above.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S.Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $1,410,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $940,000

Number of Warrant Shares to be Acquired: 98,947

Aggregate Purchase Price (Subscription Amount): $2,350,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Opportunity Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Ohio
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $150,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $100,000

Number of Warrant Shares to be Acquired: 10,526

Aggregate Purchase Price (Subscription Amount): $250,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

MCM Opportunity Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $1,200,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $800,000

Number of Warrant Shares to be Acquired: 84,211

Aggregate Purchase Price (Subscription Amount): $2,000,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Special Opportunities Fund, Inc.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Maryland
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $480,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $320,000

Number of Warrant Shares to be Acquired: 33,684

Aggregate Purchase Price (Subscription Amount): $800,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Mercury Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $1,350,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $900,000

Number of Warrant Shares to be Acquired: 94,737

Aggregate Purchase Price (Subscription Amount): $2,250,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Full Value Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $210,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $140,000

Number of Warrant Shares to be Acquired: 14,737

Aggregate Purchase Price (Subscription Amount): $350,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Full Value Special Situations Fund, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $450,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $300,000

Number of Warrant Shares to be Acquired: 31,579

Aggregate Purchase Price (Subscription Amount): $750,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Calapasas West Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Aggregate Principal Amount of Convertible Notes to be Acquired: $750,000

Aggregate Principal Amount of Non-Convertible Notes to be Acquired: $500,000

Number of Warrant Shares to be Acquired: 52,632

Aggregate Purchase Price (Subscription Amount): $1,250,000

If Purchaser is an INDIVIDUAL, or if purchased as JOINT TENANTS, as TENANTS IN COMMON or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature(s) of Purchaser(s)

Address:

Telephone:	Fax:

Email:

If Purchaser is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP or TRUST:

Steady Gain Partners, L.P.

Name of Entity		Federal Taxpayer ID Number

By:	/s/ Andrew Dakos	Delaware
Name:	Andrew Dakos	State of Organization
Title:	Manager – Bulldog Investors, LLC

Address:

Bulldog Investors, LLC

Park 80 West – Plaza Two

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Telephone:	201-881-7101	Fax:	201-556-0097

Email: adakos@bulldoginvestors.com